UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2011
ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32740 (Commission File Number)	30-0108820 (IRS Employer Identification Number)
3738 Oak Lawn
Dallas, Texas 75219
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 7.01. Regulation FD Disclosure.
     Energy Transfer Equity, L.P. (the “Partnership”) and Southern Union Company (“SUG”) issued a joint press release announcing that the two companies have entered into an amended and restated merger agreement pursuant to which the Partnership will acquire SUG for $8.9 billion, including $5.1 billion in cash and common units of the Partnership. Under the terms of the amended and restated merger agreement, SUG stockholders can elect to exchange their common shares for $40.00 in cash or 0.903 common units of the Partnership. The maximum cash component is 60% of the aggregate consideration and the common unit component can fluctuate between 40% and 50%. Elections in excess of either the cash or common unit limits will be subject to proration. As noted in the press release, the Partnership will host a conference call at 8:00 a.m. Central time on July 5, 2011 to discuss the transaction details.
     Copies of the joint press release and the investor presentation to be discussed on the investor conference call are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. Interested parties can also review the investor presentation by visiting the Partnership’s web site at: http://www.energytransfer.com under “Presentations.”
     The Partnership and Energy Transfer Partners, L.P. (“ETP”) issued a joint press release announcing that the two partnerships have entered into a definitive merger agreement pursuant to which the Partnership will contribute to ETP by merger a 50% interest in Citrus Corp., which owns 100% of the Florida Gas Transmission pipeline system and is currently jointly owned by SUG and El Paso Corporation, in exchange for approximately $1.9 billion, subject to the successful consummation of the merger between the Partnership and SUG. A copy of the joint press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 8.01. Other Events.
     To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated July 5, 2011 Announcing Entry into Amended and Restated Agreement and Plan of Merger with Southern Union Company.

Exhibit 99.2	Investor Presentation dated July 5, 2011.

Exhibit 99.3	Energy Transfer Equity, L.P. Press Release dated July 5, 2011 Announcing Entry into Agreement and Plan of Merger with Energy Transfer Partners, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
	By:	LE GP, LLC,
its general partner

Date: July 5, 2011	By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated July 5, 2011 Announcing Entry into Amended and Restated Agreement and Plan of Merger with Southern Union Company.

Exhibit 99.2	Investor Presentation dated July 5, 2011.

Exhibit 99.3	Energy Transfer Equity, L.P. Press Release dated July 5, 2011 Announcing Entry into Agreement and Plan of Merger with Energy Transfer Partners, L.P.